UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2017

M2 nGage Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 S. La Brea
                                Los Angeles, CA  90036
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

Continental Plaza - 6th Floor
433 Hackensack Avenue
                                  Hackensack, New Jersey 07601
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

On June 12, 2017 (the "Effective Date"), M2 nGage Group, Inc. (the "Company") entered into a Merger Agreement (the "Merger Agreement") with Troika Design Group, Inc., a California corporation, founded in 2001, (www.troika.tv) ("Troika"), a media branding and marketing innovations agency, each of the Troika subsidiaries (the "Troika Subsidiaries"), Troika Acquisition Corp, a California corporation and wholly owned subsidiary of the Company (the "Merger Sub") and Daniel Pappalardo, the sole shareholder of Troika ("DP") with the future intention of rebranding the Company to Troika Media Group (troikamedia.com), Inc. to take advantage of Troika's brand name recognition and world class clients, including AT&T, ESPN, ABC, NBC, CBS, MSG, UFC and Sony.
Pursuant to the terms of the Merger Agreement on June 14, 2017, the Merger Sub was merged with and into Troika with Troika as the surviving company and a wholly owned subsidiary of the Company.  Subject to the terms and conditions of the Merger Agreement, all of the shares of common stock of Troika were exchanged for the following:
•	30,700,000 restricted shares of the Company's common stock (the "Stock Consideration").
•
Company paid $2,800,000 to Troika to pay certain outstanding debt obligations of Troika and deposited $2,200,000 in a separate bank account, which shall be used for working capital of both the Company and Troika as determined by the Company and Troika, and failing that by the Company's Board of Directors.

•
The Stock Consideration is subject to the terms of a Lock-Up Agreement with DP and Subscription Agreements with DP's Designees that will provide for certain portions of the Stock Consideration to vest in thirty-six equal tranches over a three year period, commencing on the Closing Date.

•	3,070,000 shares of the Stock Consideration shall be held in escrow for a period of one (1) year, which will secure the indemnification obligations of Troika and DP.
•	Certain employees of Troika shall be entitled to performance bonuses of up to $5,000,000 in accordance with their respective Employment Agreements.
•	DP entered into a five year employment agreement with the Company to serve as the President of Troika following the Effective Date.
•
DP shall have the right to be elected as one of the Company's Board of Directors; provided that, as of the date hereof DP has not been elected to the Board of Directors and has not exercised any rights in connection therewith.

•
At closing DP was granted options to purchase 7,500,000 shares of Common Stock of the Company at the then fair market value.  The options shall vest as follows (i) one-half on July 1, 2018; and (ii) the remaining one-half on July 1, 2019.

•
Following the Effective Date, the Company agreed that to authorize an additional 30,000,000 shares of Common Stock under its current Equity Incentive Plan and that former employees of Troika shall be eligible to receive options.  The Company also agreed that any such options would be registered under a Registration Statement on Form S-8 within two years of the Closing Date.

The foregoing description of the Merger Agreement related definitive documents are only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which are attached hereto as Exhibits described below and incorporated herein by reference.    Certain schedules and Exhibit of the Merger Agreement and of the Employment Agreement shall remain confidential and shall be provided to the Securities and Exchange Commission upon request.
ITEM 2.01     Completion Of Acquisition Or Disposition Of Assets
See Item 1.01 for information concerning the completion of the Merger Agreement described therein and incorporated by reference into Item 2.01.

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES
See Item 1.01 regarding the issuance of 30,700,000 shares of Common Stock to certain parties identified in the exhibits to the Merger Agreement. No discounts or commissions were paid and no underwriters or placement agents were involved in the acquisition of Troika and the Troika Subsidiaries. All of the shares described above were exempt from registration pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended as not involving any public offering.
ITEM 5.02    RESIGNATIONS OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS
See Item 1.01 regarding the appointment of Daniel Pappalardo as a President of Troika.  Mr. Pappalardo entered into a five year employment agreement with the Company dated as of June 12, 2017 to serve as Troika's President (the "Employment Agreement").  The Employment Agreement provides for an annual base salary of $347,288 for the term, subject to two-year extensions unless earlier terminated.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(a)     Financial Statements of Business Acquired.
In accordance with Item 9.01(a)(4) of Form 8-K, the Company will file the financial statements of Troika and the Troika Subsidiaries, the business acquired, as required by Item 9.01(a)(1) within seventy-one days after June 16, 2017.
(b)     Pro Forma Financial Information.
In accordance with Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) within seventh-one days after the due date of June 16, 2017.
(d)     Exhibits.
Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among M2 nGage Group, Inc. (the "Company") entered into a Merger Agreement (the "Merger Agreement") with Troika Design Group, Inc., a California corporation ("Troika"), each of the Troika subsidiaries (the "Troika Subsidiaries"), the Troika Acquisition Corp, a California corporation and wholly owned subsidiary of the Company (the "Merger Sub") and Daniel Pappalardo, the sole shareholder of Troika ("DP")

10.01	Employment Agreement Dated as of June 12, 2017 by and among the Company and Daniel Pappalardo.

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017	M2 mGage Group, Inc.

By: /s/ Michael Tenore
Name: Michael Tenore
Title: General Couonsel